Exhibit 10.15

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MATERIAL BELOW MARKED BY AN “X” HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.  THIS ENTIRE EXHIBIT INCLUDING THE OMITTED CONFIDENTIAL INFORMATION HAS BEEN FILED SEPARATELY WITH THE COMMISSION.
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FIRST AMENDMENT TO PROCESSING AGREEMENT

This FIRST AMENDMENT TO PROCESSING AGREEMENT (1st Amendment”) is entered into effective this 1st day of July, 2010 (“Effective Date”) by and between Vertex Energy, Inc., a Texas Corporation having an office at 200 Atlantic Pipeline Road (“CUSTOMER”) and KMTEX Ltd., Texas Limited Partnership, having an office at 333 North Sam Houston Parkway East, Suite 1250, Houston, Texas 77060 (“KMTEX”).

WITNESSETH

WHEREAS, effective July 1, 2009, CUSTOMER and KMTEX entered into an agreement for the processing of certain petroleum distillates (“Processing Agreement”);

WHEREAS, CUSTOMER and KMTEX wish to revise the term and fee schedule of the Processing Agreement;

NOW THEREFORE, these premises considered, the parties agree to amend the Processing Agreement as follows:

1. Section 2.1 of the Agreement under Article 2 entitled Term and Termination will be deleted in its entirety and the following substituted in its place:

“The term of this agreement shall be from July 1, 2009 through June 30, 2011.”

2.           Attachment D entitled Fees & Quantities will be deleted in its entirety and the following substituted in its place:

•	KMTEX will terminal, accumulate and blend materials and charge for tank rental and handling.
o	Tank rental and handling rates as follows:
▪	$XXXX/month for XXXX barrel tank to accumulate additional feed
▪	Beginning September 1, 2010 there will be no charge for XXXX gallons of storage for VSR feed.
o	In and out charges for additional terminalled product as follows:
▪	$ XXXX per tank truck of incoming unprocessed material
▪	$ XXXX per railcar unloaded of unprocessed material
•	Wet, low flash fuel: Either KMTEX (at a cost plus basis) or CUSTOMER will handle the proper disposal of the water co-product from this processing.

•	Processing fee
o
$XXXX per pound of material processed.  In the event that the processing rates of a feed material are significantly reduced due to a change in composition that directly effects processing, KMTEX reserves the right to renegotiate the processing fee of that particular feed material.

o
Includes a dedicated XXXX barrel tank for Pygas feed, a XXXX barrel tank for overheads, and a XXXX barrel tank for MDO bottoms products.  These tanks will be provided at no charge as long as a minimum cumulative throughput of XXXX barrels of material is processed quarterly.  In the event the throughput falls below target, KMTEX reserves the right to charge tank rental or designate the tanks for other service.

o	Tank rental rates as follows
▪	$ XXXX /month ($XXXX /day) for an 11,000 barrel tank
▪	$ XXXX /month ($XXXX /day) for a 7,300 barrel tank
▪	$ XXXX /month ($XXXX /day) for a 5,900 barrel tank
▪	$ XXXX /month ($XXXX /day) for a 110,000 gallon tank
▪	$ XXXX /month ($XXXX /day) for a 72,000 gallon tank
•	The expected rate of production for the terminalled and processed materials are as follows:
o	XXXX - XXXX barrels per quarter of material to be terminalled
o	XXXX - XXXX barrels per quarter of material to be processed
•	Regarding Additives
o	All additives being delivered to KMTEX will have to be scheduled with the KMTEX logistics department and an unloading time assigned.
o	All additives will have to be labeled with COMPANY name on the side of the drum / tote.
o	There will be a charge of one dollar per gallon for each additive administered with a minimum charge of $ XXXX for each additive.
o	It will be the responsibility of the CUSTOMER for the disposal of their empty drums. In the event that KMTEX has to dispose of any drums, there will be a charge of $ XXXX per drum.
•	Anytime CUSTOMER requests a nitrogen roll on a take there will be a charge of $ XXXX per hour.

3.           Miscellaneous

All other provisions of the Processing Agreement not specifically amended herein shall remain the same and shall be in full force and effect.

This 1st Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their duly authorized representative on this the 8th day of October 2010 but effective on July 1, 2010.

VERTEX ENERGY, INC.

By: /s/ Gregory Wallace
Name: Gregory Wallace
Title: VP

KMTEX Ltd.

By: /s/ Will Baker

Name: Will Baker

Title: Regional Manager